SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) August 17, 1999




                              QUALITY STORES, INC.
               (Exact name of registrant as specified in charter)



Delaware                            0-24902                 42-1425562
(State or other                  (Commission file           (IRS employer
jurisdiction of                     number)                 identification no.)
incorporation)



455 E. Ellis Road, Muskegon, MI                                    49441
(Address of principal executive offices)                        (Zip code)



Registrant's telephone number, including area code: (616) 798-8787




                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 8.  Change in Fiscal Year.

     On August 17, 1999, the Board of Directors of Quality Stores, Inc. (the "Registrant") determined to change the Registrant's fiscal year. The Registrant's fiscal year will now end on the Saturday closest to January 31. The Registrant intends to file the report covering the transition period (the three month period from November 1, 1998 to January 31, 1999) on Form 10-Q.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  QUALITY STORES, INC.



                  By: /s/ James F. Hurley
                      James F. Hurley
                       Senior Vice President of Finance and
                       Chief Financial Officer

Date: August 24, 1999


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